Exhibit 10.1
‘Supplemental Agreement No. 1 (“SA-1”)
to
Purchase Agreement No. 3134
between
The Boeing Company
and
ATLAS AIR, INC
Relating to Boeing Model 747-8 Freighter Aircraft
     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 8, 2009, by and between THE BOEING COMPANY (Boeing) and ATLAS AIR, INC (Customer);
     WHEREAS, the parties hereto entered into Purchase Agreement No. 3134 dated September 8, 2006 (the Purchase Agreement) relating to Boeing Model 747-8 Freighter aircraft (the Aircraft); AND
     WHEREAS, Boeing and Customer have agreed to supplement the existing Promotional Support Agreement;
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.	Letter Agreements:
     1.1 Letter Agreement 6-1162-ILK-0208 to the Purchase Agreement entitled “Promotional Support Agreement,” (Promo Support Letter Agreement) is deleted in its entirety and the new “Promo Support Letter Agreement” attached hereto is substituted in lieu thereof to amend the definition of “Performance Period” in order to extend such period from [*] to a period ending [*].
The rest of this page is intentionally blank.

P.A. No. 3134	SA-1, Page 1
BOEING PROPRIETARY

[ * ]  Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first written above.

ATLAS AIR, INC		THE BOEING COMPANY

By:		By:

	Mr. William J. Flynn		[*]

Its:	President and Chief Executive Officer	Its:	Attorney in Fact

P.A. No. 3134	SA-1, Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS

SA
ARTICLES		NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table

2.	Option Aircraft Information Table

3.	Purchase Rights Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Product Assurance — First-Look Inspection Program and Service Life Policy Components

LETTER AGREEMENTS

3134 – 01	Open Configuration Matters:

3134 – 02	Spare Parts Initial Provisioning

RESTRICTED LETTER
AGREEMENTS

6-1162-ILK-0203R1	747-8 Freighter Special Matters Letter

6-1162-ILK-0204	747-8 Freighter Performance Retention Commitment

6-1162-ILK-0205	Airworthiness Directive Cost Participation Program

6-1162-ILK-0206	Maintenance Cost Protection Program

P.A. 3134
TLS	SA 1, Table of Contents, Page ii

Supplemental Agreement No. 1 to
Purchase Agreement No. 3134
TABLE OF CONTENTS, continued

RESTRICTED LETTER		SA
AGREEMENTS, continued		NUMBER
6-1162-ILK-0207	Special Matters relating to [*]

6-1162-ILK-0208 R1	Promotional Support Agreement	SA-1

6-1162-ILK-0209	Aircraft Performance Guarantees

6-1162-ILK-0210	Remedy for Deviation from Block Fuel Guarantees

6-1162-ILK-0211	Demonstration Flight Waiver

6-1162-ILK-0214	Right to Purchase Additional Aircraft

6-1162-ILK-0215	Option Aircraft

6-1162-ILK-0216	Service Reliability Guarantee

P.A. 3134
TLS	SA 1, Table of Contents, Page iii

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0208R1
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	Promotional Support Agreement

Reference:	Purchase Agreement No. 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-8 Freighter aircraft (Aircraft).
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recital.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
Agreement.
1. Definitions.
          1.1 “Covered Aircraft” shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.
          1.2 “Promotional Support” shall mean marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.
          1.3 “Commitment Limit” shall have the meaning set forth in Article 2, below.
          1.4 “Performance Period” shall mean the period beginning one (1) year before and ending one (1) year after delivery of the first Covered Aircraft; however, up to [*] of the co-branding matching fund will be made available to the airlines for announcement/marketing purposes as the North American Launch airline for the 747-8 between the
P.A. No. 3134                                                       SA-1, Letter Agreement No. 6-1162-ILK-0208R1, Page 1
Promotional_Support_Agreement
BOEING PROPRIETARY

6-1162-ILK-0208R1

[*] and [*].
          1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.
2. Commitment.
As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer at a value not to exceed [*] for the first Covered Aircraft delivered to Customer and not to exceed [*] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Commitment Limit).
3. Methods of Performance.
Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:
          3.1 At Customer’s request and with respect to a mutually agreed project, Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.
          3.2 Boeing will reimburse [*] of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [*] months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.
4. Commencement Date.
Boeing’s obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party). For the avoidance of doubt, the commencement date shall be the later of the date on which the Purchase Agreement is executed by the Customer and the corporate resolution authorizing the purchase is effective.
5. Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.
P.A. No. 3134                                                       SA-1, Letter Agreement No. 6-1162-ILK-0208R1, Page 2
Promotional_Support_Agreement
BOEING PROPRIETARY

6-1162-ILK-0208R1

6. Confidentiality.
          Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.
Very truly yours,
THE BOEING COMPANY

By

[*]

Its	Attorney-In-Fact

P.A. No. 3134                                                       SA-1, Letter Agreement No. 6-1162-ILK-0208R1, Page 3
Promotional_Support_Agreement
BOEING PROPRIETARY

6-1162-ILK-0208R1

ACCEPTED AND AGREED TO this       date of                                          of 2009.
ATLAS AIR, INC.

By:	Mr. William J. Flynn

Its:	President and Chief Executive Officer

P.A. No. 3134                                                       SA-1, Letter Agreement No. 6-1162-ILK-0208R1, Page 4
Promotional_Support_Agreement
BOEING PROPRIETARY